Report of Independent
Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Core Trust:

In planning and
performing our audit of
the financial statements
of Federated Bank Loan
Core Fund (the ?Fund?)
(one of the portfolios
constituting Federated
Core Trust) as of and for
the year ended June 30,
2016, in accordance with
the standards of the
Public Company
Accounting Oversight
Board (United States),
we considered the Fund?s
internal control over
financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of expressing
an opinion on the
effectiveness of the
Fund?s internal control
over financial reporting.
Accordingly, we express
no such opinion.
The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related costs
of controls. A company?s
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles. A
company?s internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and
directors of the company;
and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use or disposition of a
company?s assets that
could have a material
effect on the financial
statements.
Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.
A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or
employees, in the normal
course of performing
their assigned functions,
to prevent or detect
misstatements on a
timely basis. A material
weakness is a deficiency,
or a combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable
possibility that a material
misstatement of the
company?s annual or
interim financial
statements will not be
prevented or detected on
a timely basis.

Our consideration of the
Fund?s internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Fund?s internal control
over financial reporting
and its operation,
including controls over
safeguarding securities,
that we consider to be a
material weakness as
defined above as of June
30, 2016.
This report is intended
solely for the information
and use of management
and the Board of
Trustees of the Fund and
the Securities and
Exchange Commission
and is not intended to be,
and should not be, used
by anyone other than
these specified parties.







		/s/ Ernst
& Young LLP




Boston, Massachusetts
August 23, 2016